UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013

SENSATA TECHNOLOGIES HOLDING N.V.

(Exact name of Registrant as specified in its charter)

The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kolthofsingel 8, 7602 EM Almelo

The Netherlands

(Address of Principal executive offices, including Zip Code)

31-546-879-555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On May 21, 2013, Sensata Technologies Holding N.V. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as underwriters, and the selling shareholders named therein. The Underwriting Agreement relates to the sale by the selling shareholders to the underwriters of 12,500,000 ordinary shares of the Company, nominal value EUR 0.01 per share (the “Shares”). The underwriters may offer the Shares from time to time for sale in negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. The Underwriting Agreement contains customary representations, warranties and covenants of the Company and the selling shareholders, conditions to closing, indemnification obligations of the Company, the selling shareholders and the underwriters, and termination and other customary provisions. The Shares are expected to be delivered against payment therefor on May 28, 2013.

The offering of the Shares was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-186615). This Current Report on Form 8-K is being filed to incorporate the Underwriting Agreement by reference into such registration statement. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

On May 21, 2013, the Company issued a press release announcing the underwritten public offering by selling shareholders. On May 22, 2013, the Company issued a press release announcing the pricing of the offering. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement, dated as of May 21, 2013, among Sensata Technologies Holding N.V., the selling shareholders named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as underwriters

99.1	Press release issued by Sensata Technologies Holding N.V. on May 21, 2013

99.2	Press release issued by Sensata Technologies Holding N.V. on May 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

Date: May 23, 2013	By:	/s/ Jeffrey Cote
	Name:	Jeffrey Cote
	Title:	Executive Vice President, Chief Operating Officer and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 21, 2013, among Sensata Technologies Holding N.V., the selling shareholders named therein, and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as underwriters

99.1	Press release issued on May 21, 2013

99.2	Press release issued on May 22, 2013